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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Franklin Holding Company, Inc and Subsidiary:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus supplement.

/s/ KPMG LLP


Philadelphia, PA
October 23, 2003